UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2014

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8551	22-1851059
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West Front Street

P.O. Box 500

Red Bank, New Jersey 07701

(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 29, 2014, Hovnanian Enterprises, Inc. (the “Company”) announced that its wholly owned subsidiary, K. Hovnanian Enterprises, Inc. (“K. Hovnanian”), has received the requisite consents to adopt the proposed amendments (the “Proposed Amendments”) to the indenture governing K. Hovnanian’s 7.25% Senior Secured First Lien Notes due 2020 (the “First Lien Notes”) in connection with K. Hovnanian’s previously announced solicitation of consents with respect thereto (the “Consent Solicitation”), which expired at 5:00 p.m., New York City time, on September 29, 2014. The Consent Solicitation was made in accordance with the terms and subject to the conditions stated in a Consent Solicitation Statement, dated September 11, 2014 (the “Consent Solicitation Statement”), as modified by the Company’s Press Release, issued September 23, 2014, announcing K. Hovnanian’s initial extension of the expiration date and a Supplement to the Consent Solicitation Statement, dated September 25, 2014, and a related Consent Form, to holders of record as of 5:00 p.m., New York City time, on September 10, 2014.

Following the receipt of the requisite consents with respect to the First Lien Notes, on September 26, 2014, K. Hovnanian, the Company, as guarantor, the other guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent (in both such capacities, the “Trustee”) executed the Ninth Supplemental Indenture, dated as of September 26, 2014 (the “Supplemental Indenture”), to the indenture governing the First Lien Notes, dated as of October 2, 2012 (as then supplemented, amended or otherwise modified, the “Indenture”), among K. Hovnanian, the Company, as guarantor, the other guarantors party thereto and the Trustee, giving effect to the Proposed Amendments. The Proposed Amendments modify the definition of “Permitted Indebtedness” in the Indenture to permit K. Hovnanian, the Company and its Restricted Subsidiaries (as defined in the Indenture) to incur additional indebtedness in an amount not to exceed $300.0 million (and refinancings thereof), provided that the net cash proceeds of such indebtedness initially incurred be pledged as collateral under the Indenture and not be used to invest in assets of a type not constituting collateral under the Indenture. The foregoing description of the Supplemental Indenture is not complete and is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K (“Current Report”) and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth above under Item 1.01 with respect to the Supplemental Indenture is hereby incorporated by reference into this Item 3.03.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release announcing the expiration of the Consent Solicitation and receipt of the requisite consents to the Proposed Amendments is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 4.1	Ninth Supplemental Indenture, dated as of September 26, 2014, relating to the 7.25% Senior Secured First Lien Notes due 2020, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the other guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent.

Exhibit 99.1	Press Release, issued September 29, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)

By:	/s/ Michael Discafani
Name:	Michael Discafani
Title:	Vice President, Corporate Counsel and Secretary

Date: September 29, 2014

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 4.1	Ninth Supplemental Indenture, dated as of September 26, 2014, relating to the 7.25% Senior Secured First Lien Notes due 2020, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the other guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent.

Exhibit 99.1	Press Release, issued September 29, 2014.

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